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                                                                  Exhibit 10.11

                  FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT

        This FOURTH AMENDED AND RESTATED RIGHTS AGREEMENT (the "AGREEMENT"), is entered into as of March 24, 1999, by and among BackWeb Technologies Ltd., a company organized under the laws of the State of Israel and formerly known as BackWeb Ltd. (the "COMPANY"), and the holders of the Company's Series A Convertible Preferred Stock (the "SERIES A HOLDERS"), the holders of the Company's Series B Convertible Preferred Stock (the "SERIES B HOLDERS"), the holders of the Company's Series C Convertible Preferred Stock (the "SERIES C HOLDERS"), the holders of the Company's Series D Convertible Preferred Stock (the "SERIES D HOLDERS") and the holders of Exchangeable Shares (the "EXCHANGEABLE SHARE HOLDERS") of BackWeb Canada, Inc., an Ontario corporation and majority-owned subsidiary of the Company ("BACKWEB CANADA"), all as listed on Schedule I attached hereto (collectively, the "PURCHASERS").

                                 R E C I T A L S

        WHEREAS, the Series A Holders own an aggregate of 25,464,110 shares of Series A Convertible Preferred Shares of the Company (the "SERIES A PREFERRED");

        WHEREAS, Softbank Holdings Inc., a Delaware corporation ("SOFTBANK HOLDINGS"), purchased 3,852,400 shares of Series B Convertible Preferred Shares of the Company (the "SERIES B PREFERRED") pursuant to that certain Stock Purchase Agreement dated July 15, 1996 (the "SOFTBANK PURCHASE AGREEMENT");

        WHEREAS, Softbank Holdings has transferred all of its shares of Series B Preferred and its accompanying rights and obligations to its affiliate SOFTBANK Ventures, Inc., a Japanese corporation, ("SOFTBANK");

        WHEREAS, Peter J. Mooney as nominee for the Broadview Investor Group ("BROADVIEW"), purchased 385,240 shares of Series B Preferred pursuant to that certain Letter Agreement dated July 10, 1996;

        WHEREAS, the Company and Softbank Holdings have previously entered into a Registration Rights Agreement dated July 15, 1996, providing for certain registration and other rights to Softbank Holdings (the "ORIGINAL AGREEMENT"), and the Softbank Purchase Agreement provides for certain additional rights to Softbank Holdings, which rights have been transferred to Softbank;

        WHEREAS, the Company and certain of the Series C Holders entered into a Share Purchase Agreement dated December 9, 1996 pursuant to which, among other things, such Series C Holders purchased an aggregate of up to 12,591,304 Series C-1 Convertible Preferred Shares and Series C-2


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Convertible Preferred Shares (collectively, the "SERIES C PREFERRED")
convertible into Ordinary Shares and warrants to purchase an aggregate of up to 1,810,432 shares of Series C-2 Convertible Preferred (the "WARRANTS");

        WHEREAS, NirBarkat Holdings Ltd., EliBarkat Holdings Ltd. and Yuval 63 Holdings (1995) Ltd. (collectively, the "FOUNDERS") have acquired, pursuant to conversion of an aggregate of US$600,000 of indebtedness of the Company to the Founders, an aggregate of 521,739 Series C-2 Convertible Preferred Shares.

        WHEREAS, the Company, the Series A Holders, Series B Holders and Series C Holders have previously entered into an Amended and Restated Rights Agreement dated December 9, 1996 (the "AMENDED AND RESTATED AGREEMENT"), which replaced the Original Agreement;

        WHEREAS, the Company, the Series A Holders, the Series B Holders, the Series C Holders and Intel Corporation entered into an Addendum to the Amended and Restated Rights Agreement, dated May 22, 1997 (the "ADDENDUM"), which modified the Amended and Restated Agreement;

        WHEREAS, pursuant to that certain Agreement and Plan of Acquisition dated July 1, 1997, BackWeb Canada acquired Lanacom Inc., an Ontario corporation ("LANACOM"), in an amalgamation under which all issued and outstanding Lanacom Common Shares have been exchanged for Class A Shares of BackWeb Canada, which Class A Shares were immediately thereafter changed into exchangeable non-voting shares (the "EXCHANGEABLE SHARES") of BackWeb Canada (the "AMALGAMATION"); and each such Exchangeable Share is exchangeable for one Ordinary Share of the Company;

        WHEREAS, the Company, the Series A Holders, the Series B Holders, the Series C Holders and the Exchangeable Share Holders entered into a Second Amended and Restated Rights Agreement dated as of August 8, 1997 (the "SECOND RIGHTS AGREEMENT"), which replaced the Addendum and the Amended and Restated Agreement;

        WHEREAS, the Company and certain of the Series D Holders entered into a Share Purchase Agreement dated as of December 26, 1997 (the "1997 PURCHASE AGREEMENT") pursuant to which, among other things, such Series D Holders purchased an aggregate of 17,391,308 Series D Convertible Preferred Shares (collectively, the "SERIES D PREFERRED") convertible into Ordinary Shares, at closings held on December 26, 1997, May 6, 1998 and June 4, 1998;

        WHEREAS, in order to induce certain of the Series D Holders to purchase Shares of Series D Preferred pursuant to the 1997 Purchase Agreement, the Company, the Series A Holders, the Series B Holders, the Series C Holders and the Exchangeable Share Holders entered into a Third Amended and Restated Rights Agreement dated December 26, 1997 (the "THIRD RIGHTS AGREEMENT"), which replaced the Second Rights Agreement and which granted to such Series D Holders the registration and other rights set forth therein;



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        WHEREAS, the Company and the Series D Holders are parties to two side letters, dated May 6, 1998 and May 29, 1998, respectively (collectively, the "SERIES D SIDE LETTERS"), which grant to the Series D Holders certain additional rights and assurances to those granted to them by the Company in the 1997 Purchase Agreement and the Third Rights Agreement;

        WHEREAS, in connection with the 1997 Purchase Agreement, the Company certified to Intel Corporation as to certain confidentiality obligations pursuant to a Certificate of BackWeb Technologies Ltd. dated December 26, 1997 (the "INTEL CONFIDENTIALITY CERTIFICATE");

        WHEREAS, the Company and CDC Valeurs de Croissance ("CDC") are parties to a side letter dated May 4, 1998 (the "CDC SIDE LETTER" and, collectively with the Series D Side Letters and the Intel Confidentiality Certificate, the "SIDE LETTERS") pursuant to which, among other things, the Company granted to CDC certain rights to observe board meetings of the Company;

        WHEREAS, the Company and General Electric Pension Trust ("GE") are parties to a side letter dated as of May 6, 1998 (the "GE SIDE LETTER"), pursuant to which, among other things, the Company granted to GE certain additional rights;

        WHEREAS, the Company and certain of the Series D Holders are entering into a Share Purchase Agreement (the "PURCHASE AGREEMENT") dated the date hereof (the "CLOSING DATE") pursuant to which, among other things, such Series D Holders will purchase an aggregate of up to 8,700,000 Shares of Series D Preferred convertible into Ordinary Shares; and

        WHEREAS, in order to induce certain of the Series D Holders to purchase Shares of Series D Preferred pursuant to the Purchase Agreement, the Company, the Series A Holders, the Series B Holders, the Series C Holders, the current Series D Holders and the Exchangeable Share Holders desire that the Company grant to (x) CDC the rights previously granted to it in the CDC Side Letter, (y) Intel Corporation the rights previously granted to it in the Intel Confidentiality Certificate, and (z) all of the Series D Holders (i) the rights previously granted to them in the Series D Side Letters and (ii) the registration and other rights set forth herein, and wish to replace and supersede the Third Rights Agreement, the Side Letters and any and all similar arrangements in effect among any of the parties, with this Agreement, except only that, as between the Company and GE, the GE Side Letter shall continue to remain in full force and effect and as between the Company and all of the Series D Holders, the representations and warranties contained in the side letter dated May 6, 1998 between the Company and the Series D Holders shall survive as set forth in paragraph 3 thereof.

        NOW, THEREFORE, in reliance on the foregoing recitals, and in and for the mutual covenants and consideration set forth herein, the parties hereto agree as follows:



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        1.     CERTAIN DEFINITIONS.  As used in this Agreement, the following terms shall have the following respective meanings:

               1.1 "AFFILIATE" and "AFFILIATED" shall refer to any person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the U.S. Securities Exchange Act of 1934, as amended. For purposes of this definition, "person" shall mean any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

               1.2 "COMMISSION" shall mean the U.S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

               1.3 "CONVERSION STOCK" shall mean the Ordinary Shares issued or issuable pursuant to conversion of the Preferred or exchange of the Exchangeable Shares.

               1.4 "EXCHANGEABLE SHARES" shall mean the Exchangeable Shares issued in connection with the Amalgamation.

               1.5 "EXCHANGEABLE SHARE INITIATING HOLDERS" shall mean any Exchangeable Share Holders who in the aggregate are holders of sixty-six and two-thirds percent (66 2/3%) or more of the Exchangeable Share Registrable Securities.

               1.6 "HOLDER" shall mean any Purchaser holding Registrable Securities and any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 14 hereof.

               1.7 "INITIATING HOLDERS" shall mean any Holders (other than Exchangeable Share Holders) who in the aggregate are holders of in excess of fifty percent (50%) of the Registrable Securities (other than the Exchangeable Share Registrable Securities).

               1.8 "MAJOR HOLDER" shall mean (i) in the case of Holders holding Preferred or Ordinary Shares issuable upon conversion thereof, each Holder who is a holder of at least 800,000 shares of Registrable Securities (as adjusted for any stock split, stock dividend or similar capital reorga nization), and permitted assignees under Section 17(d) hereof or (ii) in the case of Holders holding Exchangeable Shares or Ordinary Shares issuable upon conversion thereof, each Holder who is a holder of at least 800,000 shares of Registrable Securities (as adjusted for any stock spit, stock dividend or similar reorganization), and permitted assignees under Section 17(d) hereof.

               1.9    "ORDINARY SHARES" shall mean the Company's Ordinary
Shares.

               1.10 "PREFERRED" shall mean the Series A Preferred, Series B Preferred, Series C Preferred, and Series D Preferred.



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               1.11   "QUALIFIED IPO" shall mean the first firmly underwritten
sale of Ordinary Shares to the public in an offering in which (i) the proceeds to the Company are not less than US$15 million (net of underwriting discounts) and (ii) the offering price to the public (prior to underwriting commissions and expenses) is at least US $2.30 per share (subject to adjustment for share splits, share dividends, reclassifications and like events).

               1.12 "REGISTRABLE SECURITIES" shall mean (i) the Ordinary Shares issuable or issued upon conversion of the Series A Preferred by the Series A Holders and any other Ordinary Shares issued as a dividend or other distribution with respect to, or in exchange for or in replacement of the aforementioned Series A Preferred or Ordinary Shares (collectively, the "SERIES A REGISTRABLE SECURITIES"), (ii) the Ordinary Shares issuable or issued upon conversion of the Series B Preferred by the Series B Holders and any other Ordinary Shares issued as a dividend or other distribution with respect to, or in exchange for or in replacement of the aforementioned Series B Preferred or Ordinary Shares (collectively, the "SERIES B REGISTRABLE SECURITIES"), (iii) the Ordinary Shares issuable or issued upon conversion of the Series C Preferred (including, without limitation, the Series C-2 Convertible Preferred issued upon exercise of the Warrants and the Series C-2 Convertible Preferred Shares issued to the Founders) by the Series C Holders and any other Ordinary Shares issued as a dividend or other distribution with respect to, or in exchange for or in replacement of the aforementioned Series C Preferred or Ordinary Shares (collectively, the "SERIES C REGISTRABLE SECURITIES"), (iv) the Ordinary Shares issuable or issued upon conversion of the Series D Preferred by the Series D Holders and any other Ordinary Shares issued as a dividend or other distribution with respect to, or in exchange for or in replacement of the aforementioned Series D Preferred or Ordinary Shares (collectively, the "SERIES D REGISTRABLE SECURITIES"), (v) the Ordinary Shares issuable or issued upon exchange of the Exchangeable Shares and any other Ordinary Shares issued as a dividend or other distribution with respect to, or in exchange for or in replacement of the aforementioned Exchangeable Shares or Ordinary Shares (collectively, the "EXCHANGEABLE SHARE REGISTRABLE SECURITIES") provided, however, that Ordinary Shares or other securities shall only be treated as Registrable Securities if and so long as they have not been (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (ii) subject to Section 16 below, sold or are available for sale in the opinion of counsel to the Company in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

               1.13 The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

               1.14 "REGISTRATION EXPENSES" shall mean all reasonable expenses, except as otherwise stated below, incurred by the Company in complying with Sections 5, 6 and 7 hereof, including all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and disbursements for one counsel for the Holders selected by the Holders registering Registrable Securities and approved by the Company (which consent will not be unreasonably withheld), blue sky fees and expenses, but excluding (a) the compensation of regular employees of the



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Company, which shall be paid in any event by the Company, and (b) Selling
Expenses. Notwithstanding the foregoing, only reasonable fees and disbursements of one counsel to all Holders registering Registrable Securities up to a maximum of $10,000 per registration shall be required to be paid and borne by the Company.

               1.15 "RESTRICTED SECURITIES" shall mean the securities of the Company required to bear the legend set forth in Section 3 hereof and the Exchangeable Shares bearing any restrictive legend required under applicable Canadian law.

               1.16 "SECURITIES ACT" shall mean the U.S. Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               1.17 "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and, except as set forth above, all reasonable fees and disbursements of counsel for any Holder other than the fees and disbursements of counsel included in Registration Expenses.

               1.18 "UNDERWRITER" shall mean the managing underwriter or underwriters in a public offering pursuant to Section 5, Section 6 or Section 7 hereof.

        2. RESTRICTIONS ON TRANSFERABILITY. The Preferred, the Exchangeable Shares, the Warrants and the Conversion Stock shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Purchaser shall cause any proposed purchaser, assignee, transferee, or pledgee of Preferred, Exchangeable Shares, Warrants or Conversion Stock held by such Purchaser to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

        3. RESTRICTIVE LEGEND. Each certificate representing (a) the Preferred (including, without limitation, the Series C-2 Convertible Preferred issued upon exercise of the Warrants), (b) the Conversion Stock, and (c) any other securities issued in respect of the Preferred or the Conversion Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event shall (unless otherwise permitted by the provisions of Section 4 below) be stamped or otherwise imprinted with the following legends (in addition to any legend required under applicable state securities laws):

               (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF



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                      SAID ACT. COPIES OF THE AGREEMENTS COVERING THE PURCHASE
                      OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY."

               Each Purchaser consents to the Company or BackWeb Canada, as the case may be, making a notation on its records and giving instructions to any transfer agent of the Preferred, the Exchangeable Shares or the Conversion Stock in order to implement the restrictions on transfer established in this Registration.

        4. NOTICE OF PROPOSED TRANSFERS. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 4. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities (other than (a) a transfer not involving a change in beneficial ownership (which shall be deemed to include without limitation a transfer between and among affiliates), (b) in transactions involving the distribution without consideration of Restricted Securities by any of the Purchasers to any of its partners, or retired partners, or to the estate of any of its partners or retired partners, or a transfer to one or more affiliated partnerships managed by it, so long as each such transferee agrees in writing to be bound by the terms of this Agreement or (c) the exchange of any Exchangeable Shares for Ordinary Shares), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such holder's expense by either (a) an unqualified written opinion of legal counsel addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (b) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 3 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

        5.     REQUESTED REGISTRATION.

               5.1 Notice of Registration; Registration. In case the Company shall receive from Initiating Holders or Exchangeable Share Initiating Holders, as the case may be, a written request that the Company effect any registration, qualification or compliance (other than a registration on Form F-3 or any successor form) with respect to (a) Registrable Securities that, as of the date of the request, have



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an aggregate market value of at least $15 million or (b) such Registrable
Securities represent at least 10% of the then outstanding Ordinary Shares of the Company, the Company will:

                             (i)    promptly give written notice of the proposed
registration to all other Holders; and

                             (ii)   as soon as practicable, use its best efforts
to effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company, provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 5:

                                    (1)    In any particular jurisdiction in
which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                                    (2)    Prior to the earlier of (a) five (5)
years following December 26, 1997, or (b) six months after the effective date of the registration statement pertaining to the first underwritten firm commitment public offering of securities of the Company for its own account (other than a registration relating solely to a Commission Rule 145 transaction or a registration relating solely to employee benefit plans);

                                    (3)    (i) In the case of a demand made by
Initiating Holders, if the Company has previously effected two (2) such registrations of Preferred (and Ordinary Shares issued upon conversion thereof) such registrations have been declared or ordered effective and the securities offered pursuant to such registrations have been sold and (ii) in the case of a demand made by the Exchangeable Share Initiating Holders, if the Company has previously effected one (1) such registration of Exchangeable Shares (and Ordinary Shares issued upon conversion thereof) and such registration has been declared or ordered effective and the securities offered pursuant to such registration has been sold.

                                    (4)    If at the time of the request to
register Registrable Securities the Company gives notice within thirty (30) days of such request that it is engaged or has fixed plans to engage within thirty
(30) days of the time of the request in a firmly underwritten registered public offering in which the Holders may include Registrable Securities pursuant to
Section 5, 6 or 7 hereof.

                                    (5)    Within 180 days after the effective
date of any other registration effected pursuant to this Section 5.1.



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               Subject to the foregoing clauses (1) through (5) and to Section
5.3, the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the Initiating Holders or the Exchangeable Share Initiating Holders, as the case may be.

               5.2    Underwriting.

                      (a) If the Initiating Holders or the Exchangeable Share Initiating Holders, as the case may be, intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 5 and the Company shall include such information in the written notice referred to in
Section 5.1. The right of any Holder to registration pursuant to Section 5 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested (unless otherwise mutually agreed by a majority in interest of the Initiating Holders or the Exchangeable Share Initiating Holders, as the case may be, and such Holder) as provided herein.

                      (b) The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the Underwriter selected for such underwriting by a majority in interest of the Initiating Holders or the Exchangeable Share Initiating Holders, as the case may be. If any Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the Underwriter and the Initiating Holders or the Exchangeable Share Initiating Holders, as the case may be. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in proportion (as nearly as practicable) to the total amount of Registrable Securities held by each such Holder.

                      (c) Notwithstanding any other provision of this Section 5, if the Underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the Underwriter may limit the number of Registrable Securities to be included in the registration and underwriting; provided, however, that the number of shares of Registrable Securities offered by the Holders and other holders that may be included in the registration and underwriting shall be allocated among the Holders and other holders in proportion, as nearly as practicable, to the respective aggregate amounts of Registrable Securities and other securities entitled to registration held by such Holders and other holders at the time of filing the registration statement. If the Underwriter has not so limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account or the account of others in such registration if the Underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited or the price applicable to such included Registrable Securities will not thereby be reduced.



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               5.3    Subordination of Certain Rights. To the extent that the
Exchangeable Share Holders shall be able to utilize the closing date of the Amalgamation as the original purchase date with respect to the Ordinary Shares that such Exchangeable Share Holders ultimately receive in respect of such Exchangeable Shares, for purposes of the holding period required under Rule 144(d) of the Securities Act (other than an inability to use such closing date as the original purchase date for the purposes of Rule 144(d) due to an action taken by the holder thereof, such as a pledge of shares, which tolls the holding period under Rule 144(d)) so that such Exchangeable Shares Holders shall be able to sell their Registrable Securities without registration under the Securities Act, then the right of the Exchangeable Share Holders to include their Registrable Securities in any registration as to which they exercise registration rights shall be subordinate to the other holders of registration rights and, in this regard, in the event that the underwriters of an offering determine that marketing restrictions require a limitation in the total number of shares to be included in the offering on behalf of holders of registration rights, then all other holders of registration rights shall be entitled to include the full number of shares in such registration and offering desired by them before inclusion of shares in such registration and offering on the part of the Exchangeable Share Holders. This Section 5.3 shall also apply to any registration effectuated under the terms of Article 6 of this Agreement.

               5.4 Delay of Registration. If the Company shall furnish to the Initiating Holders or the Exchangeable Share Initiating Holders, as the case may be, a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be not in the best interests of the Company and its stockholders for such registration statement to be filed on or before the date filing would be required and it is therefore appropriate to defer the filing of such registration statement, then the Company may direct that such request for registration be delayed for a period not in excess of one hundred and eighty (180) days, such right to delay a request to be exercised by the Company no more than once in any twelve month period.

        6.     COMPANY REGISTRATION.

               6.1 Notice of Registration. If at any time or from time to time the Company shall determine to register any of its equity securities, either for its own account or the account of a security holder or holders, other than (a) a registration relating solely to employee benefit plans, or (b) a registration relating solely to a Rule 145 transaction, the Company shall:

                             (i)    promptly give to each Holder written notice
thereof; and

                             (ii)   include in such registration (and any
related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within fifteen (15) days after receipt of such written notice from the Company, by any Holder.

               6.2 Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 6.1(i). In such event the right of any Holder to registration pursuant to this Section 6 shall be conditioned upon such Holder's participation in such



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underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the Underwriter selected for such Underwriting by the Company. Notwithstanding any other provision of this Section 6, if the Underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit, on a pro rata basis, the Registrable Securities to be included in such registration; provided, however, that in no public offering shall other holders of "piggyback" registration rights participate in such offering unless the Holders (including the Exchangeable Share Holders, unless such Exchangeable Share Holders shall be entitled to use the closing date of the Amalgamation as the original purchase date for their Ordinary Shares for Rule 144(d) purposes in the manner contemplated by Section 5.3) have participated to the full extent requested. The Company shall so advise all Holders and other holders distributing their securities through such underwriting and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among all Holders and other holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities entitled to registration held by such Holders and other holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest one hundred (100) shares. If any Holder or holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter.

               6.3 Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 6 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

        7.     REGISTRATION ON FORM F-3.

               (a) If any Holder or Holders request that the Company file a registration statement on Form F-3 (or any successor form to Form F-3) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $1,000,000 and the Company is a registrant entitled to use Form F-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that the Company shall not be obligated to effect more than four (4) registrations under this
Section 7.

               (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 7: (i) more than once in any twelve (12) month period; (ii) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (iii) if the Company, within ten (10) days of the receipt of the request of a Holder or Holders pursuant to this Section 7, gives notice of its bona fide intention to effect the filing of a registration statement with the

Commission within sixty (60) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities) in which such Holders can exercise their rights pursuant to Section 6 hereof; or (iv) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date three (3) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

               (c) Registrations effected pursuant to this Section 7 shall not be counted as demands for registration or registrations effected pursuant to
Section 5 or Section 6, respectively.

        8. LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the consent of Holders of in excess of 50% of the Registrable Securities, enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities, unless (i) such new registration rights, including standoff obligations, are on a basis no more favorable to the holders thereof than those rights of the Holders hereunder (other than Exchangeable Share Holders, to the extent of subordination under Section 5.3); or (ii) such new registration rights, including standoff obligations, are subordinate to the registration rights granted Holders hereunder.

        9. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with all registrations pursuant to Section 5, Section 6 and Section 7 shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered. Notwithstanding anything in this Section 9 to the contrary, if the Company and/or others include securities for their own account pursuant to Section 5.2, then the Company and such others shall bear their pro rata share of the Registration Expenses and Selling Expenses.

        10. REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company shall keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company shall:

               (a) Prepare and file with the Commission a registration statement, and all requisite supplements and amendments thereto, with respect to such securities and use its best efforts to cause such registration statement, as amended, to become and remain effective for at least one hundred twenty (120) days or until the distribution described in the Registration Statement has been completed;

               (b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, and all supplements and amendments thereto, preliminary prospectus, final prospectus and such other documents as such Holders may reasonably request in order to facilitate the public offering of such securities and such other information necessary to allow the Holders participating in such registration to remain reasonably informed about the public offering;

               (c) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders participating in such registration; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service for process in any such states or jurisdictions;

               (d) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter of such offering;

               (e) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

               (f) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to Section 5, Section 6 or
Section 7 above, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration statement pursuant to Section 5, Section 6 or Section 7 above, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of counsel representing the Company for the purposes of registration, if any, and addressed to the Holders requesting registration of Registrable Securities, in form and substance as is customarily given by counsel representing the Company to the underwriters in an underwritten public offering, and (ii) a letter, dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

        11.    INDEMNIFICATION.

               (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, or the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), against all expenses, claims, losses, damages or liabilities (joint or several) (or actions in respect thereof), to which they become subject under the Securities Act or the Exchange Act, including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or the Exchange Act or any rule or regulation promulgated thereunder applicable to the Company in connection with any such registration, qualification or compliance, and the Company will pay to each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, any legal and any other expenses reasonably incurred as such expenses are incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein; provided, however, that the indemnity agreement contained in this Section 11(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld.

               (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act or the Exchange Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act or the Exchange Act, against all claims, losses, damages and liabilities (or actions in respect thereof) to which any of the foregoing persons may become subject under the Securities Act or the Exchange Act, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred as such expenses are incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the indemnity agreement contained in this Section 11(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the liability of each Holder under this Section 11(b) shall be limited to an amount equal to the aggregate proceeds received by such Holder from the sale of Registrable Securities hereunder, unless such liability arises out of or is based on willful conduct by such Holder.

               (c) Each party entitled to indemnification under this Section 11 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

        12. INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

        13. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Ordinary Shares of the Company, the Company agrees to use its best efforts to:

               (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act.

               (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

               (c) Take such action, including the voluntary registration of its Ordinary Shares under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form F-3 for the sale of their Registrable Securities, such registration under Section 12 to be taken as soon as practicable after the six-month period following the date on which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective.

               (d) So long as a Purchaser owns any Restricted Securities to furnish to the Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing a Purchaser to sell any such securities without registration.

        14. TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted to a Holder under Sections 5, 6 and 7 may be assigned (i) to partners and constituent members, former partners and former constituent members and Affiliates of that Holder, and (ii) to other persons provided that (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) such assignee or transferee acquires at least 800,000 shares of Registrable Securities (as may be appropriately adjusted upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event) and (c) such assignee or transferee agrees to be bound by the terms of this Agreement and assumes all of the obligations of the transferring Holder hereunder.

        15. STANDOFF AGREEMENT. Each Holder hereby agrees that, during the period of duration specified by the Company and an underwriter of Ordinary Shares or other securities of the Company, following the effective date of a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Ordinary Shares included in such registration; provided, however, that:

               (a) all officers and directors of the Company enter into similar agreements; and

               (b) the Company shall use all reasonable efforts to obtain a similar covenant from all holders of at least 1% of the Company's outstanding securities;

               (c) such market stand-off time period shall not exceed one hundred eighty (180) days except as may be agreed by holders of a majority of the then outstanding Registrable Securities.

        Each Holder agrees to provide to the other underwriters of any public offering such further agreement as such underwriter may require in connection with this market stand-off agreement. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

        16. TERMINATION OF REGISTRATION RIGHTS. The rights granted and obligations imposed pursuant to Sections 1 through 15 of this Agreement shall terminate as to any Holder at such time as such Holder beneficially owns less than 1% of the Company's outstanding capital stock.

        17. RIGHT OF FIRST REFUSAL FOR ISSUANCE OF NEW SECURITIES. The Company hereby grants to each Major Holder the right of first refusal to purchase a Pro Rata Share (as defined below) of any New Securities (as defined in subsection 17(a)) which the Company may, from time to time, propose to sell and issue. A "PRO RATA SHARE," for purposes of this right of first refusal, shall be a fraction, the numerator of which is the sum of the number of shares of Ordinary Shares then held by such Major Holder or issuable to such Major Holder upon conversion of the Preferred, Exchangeable Shares or Warrants held by such Major Holder, and the denominator of which is the sum of the total number of Ordinary Shares then outstanding and the number of Ordinary Shares issuable upon conversion or exercise of all outstanding capital stock, options or warrants convertible into or exercisable for Ordinary Shares (without giving effect to up to 3,746,308 options available for grant pursuant to the Company's option plan).

               (a) Except as set forth below, "NEW SECURITIES" shall mean any shares of capital stock of the Company, including Ordinary Shares and Preferred, whether now authorized or not. Not withstanding the foregoing, "NEW SECURITIES" does not include:

                      (i) any dividend payable in Ordinary Shares or any shares issued upon a subdivision or combination of Ordinary Shares;

                      (ii) Ordinary Shares issued upon conversion of outstanding equity securities of the Company, including the Preferred and the Exchangeable Shares;

                      (iii) Ordinary Shares, or options exercisable therefor, including options outstanding on the date of this Agreement, issued pursuant to any existing stock or option plan, as may be amended, or pursuant to a compensatory stock or option plan which is hereafter approved by the Board of Directors;

                      (iv) securities issued in consideration for an acquisition (whether by merger or otherwise) by the Company;

                      (v) New Securities sold by the Company in an underwritten or other public offering pursuant to an effective registration statement or a prospectus under U.S. or Israeli securities laws;

                      (vi) New Securities issued in connection with equipment leases or secured debt financings;

                      (vii) securities issued on exercise of options or conversion of convertible securities where the original issuance of the option or convertible security was subject to this right of first refusal; or

                      (viii) securities issued in a transaction where holders of greater than (a) 66 2/3% of the Series D Preferred, (b) 66 2/3% of the Series C-1 Convertible Preferred, (c) 50% of the Series B Preferred and (d) 50% of the Series A Preferred, each agree that this right of first refusal will not apply.

               (b) In the event that the Company proposes to undertake an issuance of New Securities, it shall give each Major Holder written notice of its intention, describing the type of New Securities, and the price and terms upon which the Company proposes to issue the same. Each such Major Holder shall have twenty (20) days from the date of receipt of any such notice to agree to purchase up to its respective Pro Rata Share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

               (c) In the event that such Major Holder fails to exercise the right of first refusal within said fifteen (15) day period, the Company shall have sixty (60) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within thirty (30) days from the date of said agreement) to sell the New Securities not elected to be purchased by such Major Holder at the price and upon terms no more favorable to the purchasers of such securities than specified in the Company's notice. In the event that the Company has not sold the New Securities or entered into an agreement to sell the New Securities within said sixty (60) day period (or sold and issued New Securities in accordance with the foregoing within thirty (30) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities without first offering such securities in the manner provided above.

               (d) The right of first refusal hereunder is not assignable, in whole or in part, except (i) by a Major Holder that is a partnership to any of its partners, (ii) by a Major Holder that is any venture capital group or fund to an Affiliated entity or person, and (iii) by a Major Holder that is a corporation to any of its shareholders, provided in any such case that the transferee beneficially owns following such transfer a sufficient number of shares of Registrable Securities to constitute a Major Holder.

               (e) The right of first refusal granted under this Agreement shall expire immediately prior to the closing of a Qualified IPO.

        18. AFFIRMATIVE COVENANTS. The Company and each Purchaser hereby covenant and agree as follows:

               18.1   Financial Information.

                      The Company shall provide each Major Holder with the following financial information:

                      (a) within 30 days following each month for the twelve months following December 9, 1996 and within 30 days following each fiscal quarter thereafter, an executive summary discussing the revenues and operations of the Company, together with unaudited summary financial information (accompanied by an officer's certificate of compliance) for such period and for the fiscal year to date;

                      (b) within 90 days following the end of each fiscal year, a consolidated balance sheet of the Company and its subsidiaries as of such fiscal year end, consolidated statements of income and cash flow for such fiscal year, audited and accompanied by the reports of the Company's certified public accountants (which certified public accountant shall be a "BIG SIX" accounting firm), and a related management letter as soon as such reports are available;

                      (c)    Copies of all filings made with the Commission; and

                      (d) any other financial or other information available to the Company which such Major Holder shall reasonably request for purposes properly related to such Major Holder's corporate status as a shareholder of the Company.

               18.2   Confidential Information.

                      (a) Each Major Holder agrees that any information obtained by such Major Holder pursuant to Section 18.1 which is, or would reasonably be perceived to be, proprietary to the Company or otherwise confidential will not be disclosed without the prior written consent of the Company. Notwithstanding the foregoing, each Major Holder may disclose such information, on a need to know basis, to its employees, accountants or attorneys, or to the employees, accountants or attorneys of its general partner or investment manager (so long as each such person to whom confidential information is disclosed agrees to keep such information confidential), in compliance with a court order or when otherwise necessary to enforce any of the Major Holder's rights hereunder. Such information may also be disclosed to a Major Holder's constituent partners, members or shareholders (so long as each such person to whom confidential information is disclosed agrees to keep such information confidential). Each Major Holder further acknowledges and understands that any information will not be utilized by such Major Holder in connection with purchases and/or sales of the Company's securities except in compliance with applicable state and federal antifraud statutes.

               18.3 Assignment of Rights to Financial Information. The rights and obligations pursuant to Sections 18.1 and 18.2 may be assigned or otherwise conveyed by any Major Holder, or by any subsequent transferee of any such rights to a transferee, other than to a competitor or customer of the Company, upon prior written notice to the Company, upon the transfer by such Major Holder of at least 800,000 shares of Registrable Securities; provided, however, that the Company shall not be obligated under Section 18.1 to provide to any transferee information which it deems in good faith to be a trade secret or similar confidential information.

               18.4 Corporate Existence, Licenses and Permits; Maintenance of Properties. The Company will at all times do or cause to be done all things necessary to maintain, preserve and renew its existence as a corporation organized under the laws of Israel, preserve and keep in force and effect, and cause each of its subsidiaries to preserve and keep in force and effect, all licenses and permits necessary and material to the conduct of the business of the Company and its consolidated subsidiaries, taken as a whole, and to maintain and keep, and cause each of its subsidiaries to maintain and keep, its and their respective properties in good repair, working order and condition (except for normal wear and tear), and from time to time to make all needful and proper repairs, renewals and replacements, including without limitation all trade name and trademark registration renewals, so that any business material to the Company carried on in connection therewith may be properly and advantageously conducted at all times.

               18.5 Taxes. The Company will duly pay and discharge, and cause each of its subsidiaries duly to pay and discharge, all taxes, assessments and governmental charges upon or against the Company or its subsidiaries or their respective properties, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and the Company and its subsidiaries shall have set aside on their books adequate reserves with respect thereto.

               18.6 Insurance. The Company will apply for and continue in force, or cause to be applied for and continued in force, adequate insurance covering the respective risks of the Company and its subsidiaries of such types and in such amounts and with such deductibles as are customary for other corporations engaged in similar lines of business and with good and responsible insurance companies.

               18.7 Books and Accounts. The Company will, and will cause each subsidiary to, maintain proper books of record and account in which full, true and correct entries shall be made of its transactions and set aside on its books from its earnings for each fiscal year all such proper reserves as in each case shall be required in accordance with generally accepted accounting principles.

               18.8 Notice of Events Involving Securities. The Company will give the Purchasers (a) within ten days thereafter, notice of the filing by the Company with the Securities and Exchange Commission or with any national securities exchange either an application to register any securities of the Company pursuant to Section 12 of the Exchange Act, or a registration statement under Section 5 of the Securities Act, relating to any securities of the Company, and (b) as promptly as practicable after any acquisition by it or by any subsidiary of any of the Company's equity securities in excess in one transaction of 10% of the number of such securities then outstanding and, in any event, at the close of each fiscal year, notice of all acquisitions by it or by any subsidiary of any of the Company's equity securities, specifying the class and number of such equity securities so acquired.

               18.9 Employee Benefit Plans. Neither the Company nor any ERISA Affiliate (as defined in ERISA) will establish, maintain, contribute to or incur an obligation to contribute to an Employee Benefit Plan which (i) is subject to Title IV of ERISA or Section 412 of the Internal Revenue Code or (ii) provides, or has any liability to provide, life insurance, medical or other employee welfare benefits after retirement or termination of employment, except as may be required by Section 4980B of the Internal Revenue Code or similar state laws. Neither the Company nor any other person, including any fiduciary, will engage in any transaction prohibited by Section 406 of ERISA or Section 4975 of the Internal Revenue Code, which could subject the Company, any subsidiary of the Company or any entity that the Company has an obligation to indemnify to any tax or penalty imposed under Section 4975 of the Internal Revenue Code or Section 502 of ERISA.

               18.10 Lost, etc. Certificates Evidencing Shares; Exchange. Upon receipt of written notice or other evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any of the Company's shares and, in the case of any such loss, theft or destruction, upon receipt of a Purchaser's unsecured indemnity agreement, or in the case of any such mutilation upon surrender and cancellation of such shares, the Company, at the Company's expense, will make and deliver a new certificate in lieu of the lost, stolen, destroyed or mutilated certificate carrying the same rights and obligations as the original certificate. The Company will also pay the cost of all deliveries of certificates for such shares to such Purchaser (including the cost of insurance against loss or theft in an amount satisfactory to the holders) upon any exchange thereof.

               18.11 Compliance with Environmental Laws. The Company will use its best efforts not, and will cause each subsidiary to use its best efforts not, except in any such case in compliance with applicable Environmental Laws and except to the extent such activity or the consequences therefore shall not have a material adverse effect on the Company, individually, or on the Company and its subsidiaries, taken as a whole, (a) to use any of the property of the Company or any subsidiary or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances, (b) to cause or permit to be located on any of such property any underground tank or other underground storage receptacle for Hazardous Substances, (c) to generate any Hazardous Substances on any of such property, (d) to conduct any activity on such property or use any property in any manner so as to cause a release or threat or potential for a release of any Hazardous

Substance on, upon or into such property, or (e) to otherwise conduct any activity on such property or use any property in any manner that would expose the Company or any subsidiary to material liability under any Environmental Laws.

                      "Environmental Laws" shall mean all federal, state or
               local judgments, decrees, orders, laws, licenses, ordinances, rules or regulations pertaining to environmental matters in any jurisdiction (whether in the United States, Israel or elsewhere) in which the Company or any subsidiary is located.

                      "Hazardous Substances" shall mean any and all hazardous
               wastes that in any physical state might represent danger to the environmental balance because of their corrosive, toxic, venomous, reactive, explosive, flammable, biological or irritating conditions, such as: (a) any petroleum or petroleum products, flammable explosives, radioactive materials, asbestos in any form that is ore could become friable, urea, formaldehyde, foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyl, and radon gas; (b) any chemicals, materials, substances or wastes which are now or hereafter become refined as or included in the definition of "hazardous substances," "hazardous wastes," "toxic substances," "toxic pollutants," or words of similar import, under any applicable Environmental Laws; and (c) any other chemical, material, substance, or waste, exposure to which is now or hereafter prohibited, limited or regulated by any Environmental Law or by any federal, state or municipal authority (whether in the United States, Israel or elsewhere).

               18.12 Termination of Rights. The covenants set forth in Section 18 (other than the covenants set forth in Section 18.9 hereof) shall terminate upon the closing of a Qualified IPO.

        19.    BOARD OBSERVERS.

               (a) Subject to paragraph 19(b) below, each of Softbank, DS Polaris Ltd. on behalf of the LLC and Other Funds and Accounts ("POLARIS"), Intel, Evergreen and CDC and their respective affiliates, until the earlier of
(a) such time as such holder or its affiliates hold less than an aggregate of 50% of the Series B Preferred, Series C Preferred or Series D Preferred, as the case may be, originally purchased by them (and Ordinary Shares issued upon conversion thereof) and (b) immediately prior to the closing of a Qualified IPO, shall be entitled (to the extent each such holder does not have a representative sitting on the Board of Directors) to designate one (1) observer each (collectively, the "OBSERVERS"), who will attend all meetings of the Board of Directors and will receive all materials distributed to the Board of Directors. Softbank's designee shall initially be Ron Schrieber. Polaris' designee shall initially be Chemi Peres. Evergreen's designee shall initially be Alan Adler. CDC's designee shall initially be Albert Miguel-Montanes. Each such holder may change its designee at any time upon notice to the Company.

               (b) Each of Softbank, Polaris, Intel, Evergreen and CDC covenants to keep confidential all information provided to or obtained by their respective Observers. Furthermore, each of the Observers shall not serve in a similar capacity of any other company which, in the judgment of the Company, is engaged in a business that competes with the Company. Insofar as any possibility of conflict of interest may arise with respect to any Observer, all duties and obligations that a member of the Board of Directors may have by virtue of the law, shall apply to such Observer.

        20.    MISCELLANEOUS.

               20.1 Aggregation of Shares. For purposes of any provision of this Agreement requiring a person or entity to hold a minimum number of shares of Preferred or Exchangeable Shares (or Ordinary Shares issued upon conversion thereof) or Registrable Securities in order to gain the benefit of such provision, all shares beneficially owned by Affiliated entities or persons (including partners and constituent members and former partners and former constituent members) shall be aggregated together for the purposes of determining such Holder's status or rights under such provision. For purposes of this Section 20.1, Bayview shall be deemed an affiliate of Evergreen.

               20.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Israel with respect to matters of corporate law and the State of California with respect to all other matters; provided, however, that (notwithstanding the foregoing) Section 18 of this Agreement shall be governed and construed in accordance with the laws of the State of California, and the Company hereby consents to the jurisdiction of of any state or federal court in Santa Clara County, California arising out of or in connection with Section 18 hereof. Each of the Purchasers and the Company hereby submits to the nonexclusive jurisdiction of the courts in Tel Aviv, Israel or the United States District Court for the Northern District of California or any California state court sitting in Santa Clara County, California, as the case may be, for purposes of all legal proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the Purchasers and the Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

               20.3 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Purchaser of the Series D Preferred and the closing of the transactions contemplated hereby.

               20.4 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

               20.5   (a)    Entire Agreement; Amendment. This Agreement and the
                      other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. In this regard, the parties to each of the Third Rights Agreement and the Side Letters agree that the Third Rights Agreement and the Side Letters are hereby terminated and shall have no further force and effect, except only that, as between the Company and GE, the GE Side Letter shall continue to remain in full force and effect and as between the Company and all of the Series D Holders, the representations and warranties contained in the side letter dated May 6, 1998 between the Company and the Series D Holders shall survive as set forth in paragraph 3 thereof. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that any provision of this Agreement may be amended, waived or modified with the written consent of (i) the Company, (ii) the holders of at least a majority of the Series B Preferred (and Ordinary Shares issued upon conversion thereof) then outstanding, (iii) the holders of at least 66 2/3% of the Series C-1 Convertible Preferred (and Ordinary Shares issued upon conversion thereof) then outstanding,
(iv) the holders of at least 66 2/3% of the Series D Convertible Preferred (and Ordinary Shares issued upon conversion thereof) then outstanding, and (v) the holders of at least a majority of the Exchangeable Shares (and Ordinary Shares issued upon conversion thereof) then outstanding and having rights pursuant to this Agreement.

                      (b) Additional Parties. The Company and the Shareholders whose signatures appear on the signature page hereto agree that should the Company sell additional shares of Series D Preferred to Additional Purchasers (as defined in the Purchase Agreement), such Additional Purchasers shall, after executing copies of this Agreement as an additional Purchaser hereunder, become Shareholders hereunder and shall have all rights of Shareholders hereunder.

               20.6 Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five
(5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid if addressed to a party in the same country or twenty (20) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid if addressed to a party in a different country, (b) upon delivery, if delivered by hand, (c) two (2) business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or
(d) one (1) business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed (i) if to a Purchaser, at such Purchaser's address as set forth in the Purchase Agreement other than for the Exchangeable Share Holders whose address shall be as set forth in the records of the Company, and (ii) if to the Company, at the address of its principal corporate offices (attention: Secretary), or at such other address as a party may designate by ten days' advance written notice to the other party pursuant to the provisions above.

               20.7 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any Holder of any Registrable Securities, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

               20.8 Enforcement of Covenants. The Company hereby acknowledges that remedies at law may be inadequate to protect the Purchasers against any actual or threatened breach by the Company or any of its subsidiaries of the covenants contained in Section 18 hereof and agree that the Purchasers shall be entitled to seek specific performance of such covenants and injunctive or other equitable relief as a remedy for any such breach; the Company further agrees to waive any requirement for the securing or posting of any bond in connection with such remedy. Such remedy shall not be deemed to be the exclusive remedy for the breach of such covenants, but shall be in addition to all other remedies available to the Purchasers at law or equity.

               20.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the Purchasers, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

               20.10 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

               20.11 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

        [Signature Page to Fourth Amended and Restated Rights Agreement]


               The foregoing agreement is hereby executed as of the date first above written.

                                        BACKWEB TECHNOLOGIES LTD.


                                        By: /s/ [Signature Illegible]
                                            ------------------------------------
                                            Name:
                                            Title:

        [Signature Page to Fourth Amended and Restated Rights Agreement]


                                        SOFTBANK VENTURES, INC.


                                        By: /s/ YOSHITAKA KITAO
                                            ------------------------------------
                                            Name:  Yoshitaka Kitao
                                            Title: President and CEO

        [Signature Page to Fourth Amended and Restated Rights Agreement]


                                        GS CAPITAL PARTNERS II, L.P.,

                                        By: GS Advisors, L.P.
                                            Its General Partner

                                        By: GS Advisors, Inc.
                                            Its General Partner

                                        By: /s/ EVE M. GERRIETS
                                            ------------------------------------
                                            Name:  Eve M. Gerriets
                                            Title: Vice President


                                        GS CAPITAL PARTNERS II OFFSHORE, L.P.

                                        By: GS Advisors II (Cayman), L.P.
                                            Its General Partner

                                        By: GS Advisors II, Inc.
                                            Its General Partner

                                        By: /s/ EVE M. GERRIETS
                                            ------------------------------------
                                            Name:  Eve M. Gerriets
                                            Title: Vice President


                                        GOLDMAN, SACHS & CO. VERWALTUNGS GmbH

                                        By: /s/ [Signature Illegible]
                                            ------------------------------------
                                            Managing Director

                                        and

                                            /s/ EVE M. GERRIETS
                                            ------------------------------------
                                            Registered Agent


                                        STONE STREET FUND 1996, L.P.

                                        By: Stone Street Empire Corp.,
                                            General Partner

                                        By: /s/ EVE M. GERRIETS
                                            ------------------------------------
                                            Vice President


                                        BRIDGE STREET FUND 1996, L.P.

                                        By: Stone Street Empire Corp.
                                            Managing General Partner

                                        By: /s/ EVE M. GERRIETS
                                            ------------------------------------
                                            Vice President

        [Signature Page to Fourth Amended and Restated Rights Agreement]


                                        TRINITY VENTURES V, L.P.


                                        By: /s/ [Signature Illegible]
                                            ------------------------------------
                                            Name:
                                            Title:

        [Signature Page to Fourth Amended and Restated Rights Agreement]


                                       TRINITY V SIDE-BY-SIDE FUND, L.P.


                                       By: /s/ [Signature Illegible]
                                           ------------------------------------
                                           Name:
                                           Title: General Partner of Trinity TVL
                                                  Partners, V, L.P.
                                                  General Partner for Trinity V
                                                  Side-By-Side Fund, L.P.

        [Signature Page to Fourth Amended and Restated Rights Agreement]


                               POLARIS FUND II (TAX EXEMPT) LLC
                               On behalf of the LLC and Other Funds and Accounts


                               By: /s/ CHEMI PERES
                                   ---------------------------------------------
                                   Name:  Chemi Peres
                                   Title: Managing General Partner

        [Signature Page to Fourth Amended and Restated Rights Agreement]


                                        NIRBARKAT HOLDINGS LTD.


                                        By: /s/ [Signature Illegible]
                                            ------------------------------------
                                            Name:
                                            Title:

        [Signature Page to Fourth Amended and Restated Rights Agreement]


                                        ELIBARKAT HOLDINGS LTD.


                                        By: /s/ [Signature Illegible]
                                            ------------------------------------
                                            Name:
                                            Title:

        [Signature Page to Fourth Amended and Restated Rights Agreement]


                                        YUVAL RAKAVY 63 HOLDINGS (1995) LTD.


                                        By: /s/ [Signature Illegible]
                                            ------------------------------------
                                            Name:
                                            Title:

        [Signature Page to Fourth Amended and Restated Rights Agreement]


                                        INTEL CORPORATION


                                        By: /s/ ARVIND SODHANI
                                            ------------------------------------
                                            Name:  Arvind Sodhani
                                            Title: Vice President and Treasurer

        [Signature Page to Fourth Amended and Restated Rights Agreement]


                                        1247582 ONTARIO INC.


                                        By: /s/ ANTHONY DAVIS
                                            ------------------------------------
                                            Anthony Davis

        [Signature Page to Fourth Amended and Restated Rights Agreement]



                                        /s/ JOE LEVY
                                        ----------------------------------------
                                        Joe Levy

        [Signature Page to Fourth Amended and Restated Rights Agreement]



                                        /s/ PETER KESTENBAUM
                                        ----------------------------------------
                                        Peter Kestenbaum

        [Signature Page to Fourth Amended and Restated Rights Agreement]



                                        CDC VALEURS DE CROISSANCE


                                        By: /s/ [Signature Illegible]
                                            ------------------------------------
                                            Name:  [Illegible]
                                            Title: COO

        [Signature Page to Fourth Amended and Restated Rights Agreement]



                                     GENERAL ELECTRIC PENSION TRUST
                                     by General Electric Investment Corporation, its Investment Manager


                                     By: /s/ DAVID W. WIEDERACHT
                                         ---------------------------------------
                                         Name:  David W. Wiederacht
                                         Title: Vice President

        [Signature Page to Fourth Amended and Restated Rights Agreement]


                                     NIPPON INVESTMENT & FINANCE CO.


                                     By: /s/ RYONOSUKE MIYOSHI
                                         ---------------------------------------
                                         Name:  Ryonosuke Miyoshi
                                         Title: Senior Managing Director

                                     Investment Enterprise Partnership "NIF9"


                                     By: /s/ RYONOSUKE MIYOSHI
                                         ---------------------------------------
                                         Name:  Ryonosuke Miyoshi
                                         Title: Senior Managing Director


                                     Investment Enterprise Partnership "NIF10A"


                                     By: /s/ RYONOSUKE MIYOSHI
                                         ---------------------------------------
                                         Name:  Ryonosuke Miyoshi
                                         Title: Senior Managing Director


                                     Investment Enterprise Partnership "NIF10B"


                                     By: /s/ RYONOSUKE MIYOSHI
                                         ---------------------------------------
                                         Name:  Ryonosuke Miyoshi
                                         Title: Senior Managing Director


                                     Investment Enterprise Partnership
                                     "NIF Ventures 21A"


                                     By: /s/ RYONOSUKE MIYOSHI
                                         ---------------------------------------
                                         Name:  Ryonosuke Miyoshi
                                         Title: Senior Managing Director


                                     Investment Enterprise Partnership
                                     "NIF Ventures 21B"


                                     By: /s/ RYONOSUKE MIYOSHI
                                         ---------------------------------------
                                         Name:  Ryonosuke Miyoshi
                                         Title: Senior Managing Director

        [Signature Page to Fourth Amended and Restated Rights Agreement]



                                     By: /s/ [Signature Illegible]
                                         ---------------------------------------
                                         Name:
                                         Title:

        [Signature Page to Fourth Amended and Restated Rights Agreement]


                                     EVERGREEN INTERNATIONAL
                                     INVESTMENTS N.V.


                                     By: /s/ [Signature Illegible]
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     EVERGREEN CANADA-ISRAEL MANAGEMENT
                                     LIMITED


                                     By: /s/ [Signature Illegible]
                                         ---------------------------------------
                                         Name:
                                         Title:

        [Signature Page to Fourth Amended and Restated Rights Agreement]


                                     Investment Enterprise Partnership
                                     "NIF New Technology Fund '98"


                                     By: /s/ RYONOSUKE MIYOSHI
                                         ---------------------------------------
                                         Name:  Ryonosuke Miyoshi
                                         Title: Senior Managing Director


                                     By: /s/ [Signature Illegible]
                                         ---------------------------------------
                                         Name:
                                         Title:

        [Signature Page to Fourth Amended and Restated Rights Agreement]


                                     COLIN SAMPALEANU


                                     By: /s/ COLIN SAMPALEANU
                                         ---------------------------------------
                                             Colin Sampaleanu

        [Signature Page to Fourth Amended and Restated Rights Agreement]


                                     DENNIS BENNIE


                                     By: /s/ DENNIS BENNIE
                                         ---------------------------------------
                                             Dennis Bennie

        [Signature Page to Fourth Amended and Restated Rights Agreement]


                                     ALTAMIRA MANAGEMENT LIMITED
                                     As Agent for Royal Trust Corporation of
                                     Canada, in Trust for Account No.
                                     104072001

                                     THE TRIATE GROWTH FUND

                                     By: /s/ ALEX SASSO
                                         ---------------------------------------
                                         Name:  Alex Sasso
                                         Title: VP

        [Signature Page to Fourth Amended and Restated Rights Agreement]


                                     FIRST MARATHON SECURITIES LTD.


                                     By: /s/ GERHARD WETZEL
                                         ---------------------------------------
                                         Name:  Gerhard Wetzel
                                         Title: Vice President Compliance

        [Signature Page to Fourth Amended and Restated Rights Agreement]


                                     ALBERT AMATO

                                     By: /s/ ALBERT AMATO
                                         ---------------------------------------
                                             Albert Amato

        [Signature Page to Fourth Amended and Restated Rights Agreement]


                                     JENNIFER SILVER


                                     By: /s/ JENNIFER SILVER
                                         ---------------------------------------
                                             Jennifer Silver

        [Signature Page to Fourth Amended and Restated Rights Agreement]


                                     FIRST MARATHON SECURITIES LTD.
                                     (M. Skapinker) 307618 Canada Inc.


                                     By: /s/ [Signature Illegible]
                                         ---------------------------------------
                                         Name:  Illegible
                                         Title: Illegible

        [Signature Page to Fourth Amended and Restated Rights Agreement]


                                     RANDY BUSCH


                                     By: /s/ RANDY BUSCH
                                         ---------------------------------------
                                             Randy Busch

        [Signature Page to Fourth Amended and Restated Rights Agreement]


                                     GARY REWALD


                                     By: /s/ GARY REWALD
                                         ---------------------------------------
                                             Gary Rewald

        [Signature Page to Fourth Amended and Restated Rights Agreement]


                                     PROTEGE SOFTWARE (HOLDINGS) LTD


                                     By: /s/ [Signature Illegible]
                                         ---------------------------------------
                                         Name:  Illegible
                                         Title: Illegible

        [Signature Page to Fourth Amended and Restated Rights Agreement]


                                     DAVID DAVIS


                                     By: /s/ DAVID DAVIS
                                         ---------------------------------------
                                             David Davis

        [Signature Page to Fourth Amended and Restated Rights Agreement]


                                     EUGENE ELLENBOGEN


                                     By: /s/ EUGENE ELLENBOGEN
                                         ---------------------------------------
                                             Eugene Ellenbogen

        [Signature Page to Fourth Amended and Restated Rights Agreement]


                                     BITAHON LTD.


                                     By: /s/ [Signature Illegible]
                                         ---------------------------------------
                                         Name:  Illegible
                                         Title: President

                                   Schedule I

SERIES A HOLDERS

NIRBARKAT HOLDINGS LTD.
ELIBARKAT HOLDINGS LTD.
YUVAL RAKAVY (63) HOLDINGS LTD.
NASCHITZ, BRANDES & CO.

SERIES B HOLDERS

SOFTBANK VENTURES, INC.
PETER J. MOONEY AS NOMINEE FOR THE BROADVIEW INVESTOR GROUP

SERIES C HOLDERS

GOLDMAN, SACHS & CO. VERWALTUNGS GMBH
GS CAPITAL PARTNERS II, L.P.
GS CAPITAL PARTNERS II OFFSHORE, L.P.
STONE STREET FUND 1996, L.P.
BRIDGE STREET FUND 1996, L.P.
TRINITY VENTURES V, L.P.
TRINITY V SIDE-BY-SIDE FUND, L.P.
DS POLARIS LTD. ON BEHALF OF THE LLC AND OTHER FUNDS AND ACCOUNTS
EVERGREEN INTERNATIONAL INVESTMENTS N.V.
EVERGREEN CANADA-ISRAEL MANAGEMENT LIMITED
IJT TECHNOLOGIES LTD. N.V.
BAYVIEW, LTD.
PETER J. MOONEY AS NOMINEE FOR THE BROADVIEW INVESTOR GROUP
NIRBARKAT HOLDINGS LTD.
ELIBARKAT HOLDINGS LTD.
YUVAL RAKAVY (63) HOLDINGS LTD.
INTEL CORPORATION

SERIES D HOLDERS

NIRBARKAT HOLDINGS LTD.
ELIBARKAT HOLDINGS LTD.
YUVAL RAKAVY (63) HOLDINGS LTD.
BARE L.L.C. (Charles Federman)
GOLDMAN, SACHS & CO. VERWALTUNGS GMBH
GS CAPITAL PARTNERS II, L.P.
GS CAPITAL PARTNERS II OFFSHORE, L.P.
STONE STREET FUND 1996, L.P.
BRIDGE STREET FUND 1996, L.P.
TRINITY VENTURES V, L.P.
TRINITY V SIDE-BY-SIDE FUND, L.P.
DS POLARIS LTD. ON BEHALF OF THE LLC AND OTHER FUNDS AND ACCOUNTS
EVERGREEN INTERNATIONAL INVESTMENTS N.V.
EVERGREEN CANADA-ISRAEL MANAGEMENT LIMITED

IJT TECHNOLOGIES LTD. N.V.
BAYVIEW, LTD.
INTEL CORPORATION
CLARIDEN BANK
NIPPON INVESTMENT & FINANCE CO.
NIF 8
NIF 9
NIF 10-A
NIF 10-B
NIF 11
NIF VENTURES 21A
NIF VENTURES 21B
SOFTBANK VENTURES, INC.
GENERAL ELECTRIC PENSION TRUST
IBOCCI 2 LIMITED
CDC VALEURS DE CROISSANCE
WILLIAM DONNER
RAMSEY BEIRNE PARTNERS LLC
ML IBK POSITIONS, INC.
MARK FINKEL

EXCHANGEABLE SHARE HOLDERS

1247582 ONTARIO INC.
DENNIS BENNIE
ALBERT AMATO
DAVID DAVIS
LAWRENCE & COMPANY INC.
ALTAMIRA MANAGEMENT LIMITED AS AGENT FOR ROYAL TRUST CORPORATION OF
    CANADA, IN TRUST FOR ACCOUNT NO. 104072001
BLOOM INVESTMENT COUNSEL
AMARANTH RESOURCES LIMITED
THE CANADA TRUST COMPANY A/C 05105803 2
TORBAY COMPANY
BRANT INVESTMENTS LIMITED
FIRST MARATHON SECURITIES LIMITED
FIRST MARATHON SECURITIES LIMITED (M. SKAPINKER)
LEE TURNER
MELVIN DINNER
JEAN BARFORD
EUGENE ELLENBOGEN
GLEN MORELL
RANDY BUSCH
DENNIS WU
GARY REWALD
MARK VIDOV
JENNIFER SILVER
COLIN SAMPALEANU
PROTEGE SOFTWARE

        BackWeb Ltd.
        [Signature Page to Fourth Amended and Restated Rights Agreement]





                                     By: /s/ ARVIND SODHANI
                                         ---------------------------------------
                                         Name:  Arvind Sodhani
                                         Title: President and Treasurer